UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

Amesite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39553	82-3431717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Shelby Street Suite 700 PMB 214 Detroit, MI	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 876-8130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2021 (the “Effective Date”), the board of directors (the “Board”) of Amesite Inc. (the “Company”) authorized and approved the termination of Matthew Kern as Chief Financial Officer of the Company, effective as of the Effective Date.

In addition, on December 15, 2021, in connection with the termination of Mr. Kern, the Board authorized and approved the appointment of Mark Corrao, age 64, as Chief Financial Officer of the Company. The Company entered into a CFO Agreement with Mr. Corrao, a copy of which is filed as Exhibit 10.1 hereto. There are no family relationships between Mr. Corrao and any other director or officer of the Company. Mr. Corrao has not engaged in any transactions described in Item 404(a) of Regulation S-K. Set forth below is the biographical information of Mr. Corrao, as required by Item 401 of Regulation S-K.

Mr. Corrao has extensive experience in public accounting, specializing in certified auditing, SEC accounting, corporate taxation and financial planning. Since 2012, Mr. Corrao has served as the Chief Financial Officer of Neuropathix, Inc. (OTCQB:NPTX), a drug development company. From 2012 to 2020, Mr. Corrao was a Managing Director of The CFO Squad LLC, an accounting and consulting services firm, and he currently serves as an advisor to the company. From 2018 to 2021, Mr. Corrao served as the Chief Financial Officer for Brain Scientific, Inc., a medical device company. From 2017 to 2021, Mr. Corrao served as the Chief Financial Officer for Generex Biotechnology Corporation (OTCQB:GNBT), a drug development company, and its subsidiaries. From 2015 to 2017, Mr. Corrao served as the Chairman of the Audit Committee for Success Holdings Group International. In 2003, Mr. Corrao founded Strikeforce Technologies, Inc. (OTCQB:SFOR), a publicly traded software development and services company, serving as the Chief Financial Officer until 2010 and a director until 2013. Mr. Corrao’s background also includes previous experience on Wall Street with Merrill Lynch, Spear Leeds & Kellogg, and Greenfield Arbitrage Partners.

Item 9.01  Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Corrao CFO Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: December 21, 2021	By:	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
Chief Executive Officer